UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 8, 2023

Talos Energy Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38497	82-3532642
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

333 Clay Street, Suite 3300 Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

(713) 328-3000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock	TALO	NYSE

Item 5.07.	Submission of Matters to a Vote of Security Holders.

A Special Meeting of the Stockholders (the “Special Meeting”) of Talos Energy Inc. (the “Company”) was held on February 8, 2023, in person at Three Allen Center, 333 Clay Street, Suite 3300, Houston, Texas 77002 at 10:00 a.m. (Central Time). The following are the final voting results and a brief description of each matter submitted to the Company’s stockholders at that meeting. Each proposal is described in more detail in the proxy statement/consent solicitation statement/prospectus the Company filed with the Securities and Exchange Commission on January 10, 2023 (the “proxy statement/consent solicitation statement/prospectus”). As of December 23, 2022, the record date of the Special Meeting, there were a total of 82,570,328 shares of the Company’s common stock, par value $0.0001 per share (the “Talos Common Stock”) outstanding and entitled to vote at the Special Meeting. At the Special Meeting, 68,466,175 shares of the Company’s common stock were present in person or represented by proxy at the Special Meeting; therefore, a quorum was present.

At the Special Meeting, the Company’s stockholders were asked to consider and vote upon the following proposals:

•

Proposal No. 1: A proposal (the “Share Issuance Proposal”) to approve, for purposes of complying with Section 312.03 of the New York Stock Exchange Listed Company Manual, the potential issuance of shares of Talos Common Stock to the equityholders of EnVen Energy Corporation (“EnVen”) in connection with the mergers contemplated by the terms of the Agreement and Plan of Merger, dated as of September 21, 2022, by and between the Company, Talos Production Inc., Tide Merger Sub I Inc., Tide Merger Sub II LLC, Tide Merger Sub III LLC, BCC Enven Investments, L.P. and EnVen (the “Merger Agreement”).

•

Proposal No. 2: To consider and vote upon each of the following subproposals (collectively, the “A&R Charter Proposals”) to approve and adopt an amendment and restatement of the Second Amended and Restated Certificate of Incorporation of the Company (the “A&R Charter”):

•

Proposal No. 2A: To declassify the Board of Directors of the Company (the “Talos Board”) from three classes to one class at the 2025 annual meeting of stockholders, with each Class I, Class II and Class III director being elected annually for a one-year term thereafter;

•

Proposal No. 2B: To provide that members of the Talos Board may be removed, with or without cause, by the affirmative vote of the Company stockholders holding at least a majority of the voting power of the outstanding shares of Talos Common Stock;

•

Proposal No. 2C: To provide that the Company’s Amended and Restated Bylaws may be amended, altered or repealed by the affirmative vote of the holders of a majority of the voting power of the Company’s capital stock outstanding and entitled to vote thereon;

•

Proposal No. 2D: To clarify that, to the fullest extent permitted by and enforceable under applicable law, the exclusive forum for claims under the Securities Act of 1933, as amended, shall be the federal district courts of the United States, and that such exclusive forum provision shall not apply to claims seeking to enforce any liability or duty created by the Securities Exchange Act of 1934, as amended; and

•

Proposal No. 2E: To make certain other administrative and clarifying changes to the A&R Charter that the Talos Board deems appropriate to effect the foregoing amendment proposals and the termination of the Amended and Restated Stockholders’ Agreement, dated as of March 29, 2022, by and among the Company, Riverstone Talos Energy EquityCo LLC, Riverstone Talos Energy DebtCo LLC, Riverstone V FT Corp Holdings, L.P., ILX Holdings II, LLC and Riverstone V Castex 2014 Holdings, L.P. as contemplated by the Parent Support Agreement, dated as of September 21, 2022, by and among the Company, EnVen and entities affiliated with Riverstone Holdings LLC.

•	Proposal No. 3: A proposal (the “A&R Bylaws Proposal”) to approve, on a non-binding, advisory basis, an amendment and restatement of the Amended and Restated Bylaws of the Company.

•

Proposal No. 4: A proposal (the “Adjournment Proposal”) to approve the adjournment of the Special Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any of the proposals.

The following are the final voting results for the proposals considered and voted upon at the Special Meeting:

1.	The Share Issuance Proposal was approved by the Company’s stockholders. The voting results were as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED
68,263,255	131,482	71,438

2.	Each of the A&R Charter Proposals was approved by the Company’s stockholders. The voting results were as follows:

Proposal 2A:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
68,434,982	17,434	13,759	0

Proposal 2B:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
68,426,851	19,300	20,024	0

Proposal 2C:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
68,440,167	14,555	11,453	0

Proposal 2D:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
63,765,438	4,686,313	14,424	0

Proposal 2E:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
68,062,023	372,681	31,471	0

3.	The A&R Bylaws Proposal was approved, on an advisory basis, by the Company’s stockholders. The voting results were as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
67,996,809	447,629	21,737	0

4.	The Adjournment Proposal was approved by the Company’s stockholders. The voting results were as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED
62,493,905	5,955,708	16,562

Item 7.01.	Regulation FD Disclosure.

A copy of the press release issued on February 8, 2023 regarding the Special Meeting results is attached hereto as Exhibit 99.1 and is incorporated into this Item 7.01 by reference.

In accordance with General Instruction B.2 of Form 8-K, the information contained in this Current Report on Form 8-K under Item 7.01 and set forth in the attached Exhibit 99.1 is deemed to be “furnished” solely pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release, dated February 8, 2023.

104	Cover Page Interactive Data File (embedded with Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 8, 2023

TALOS ENERGY INC.

By:	/s/ William S. Moss III
Name:	William S. Moss III
Title:	Executive Vice President, General Counsel and Secretary

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